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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 27, 1998

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                   333-30759                75-2620414
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)

       700 North Pearl Street
        Suite 2400, LB #342
           Dallas, Texas                                     75201-7424
       (Address of Principal                                 (Zip Code)
         Executive Offices)

       Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

      In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1997-4, described in a Prospectus Supplement dated as of January 1998, certain term sheets and "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

      99.1 Term Sheets of Credit Suisse First Boston relating to the Offered Certificates.

      99.2 Term Sheets of Morgan Stanley Dean Witter relating to the Offered Certificates.

      99.3 Term Sheets of Prudential Securities Inc. relating to the Offered Certificates.

      99.4 Term Sheets of Deutche Morgan Grenfell relating to the Offered Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor

                          By: /s/ Ronald B. Kirkland
                             ------------------------------------------
                              Name:  Ronald B. Kirkland
                              Title: Vice President and Chief Accounting Officer

Dated: January 27, 1998

                                  EXHIBIT INDEX

Exhibit No.     Description                                             Page No.

  99.1          Term Sheets of Credit Suisse First Boston relating to
                the Offered Certificates.                                 ______

  99.2          Term Sheets of Morgan Stanley Dean Witter relating to
                the Offered Certificates.                                 ______

  99.3          Term Sheets of Prudential Securities Inc. relating to
                the Offered Certificates.                                 ______

  99.4          Term Sheets of Deutche Morgan Grenfell relating to the
                Offered Certificates.                                     ______